UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2022

MONOPAR THERAPEUTICS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39070	32-0463781
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Skokie Blvd., Suite 350, Wilmette, IL 60091	60091
(Address of principal executive offices)	(Zip Code)

(847) 388-0349

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	MNPR	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of 2016 Stock Incentive Plan, as Amended

On June 28, 2022, at the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Monopar Therapeutics Inc. (the “Company”), the Company’s stockholders approved the amendment to the Company’s 2016 Stock Incentive Plan (the “Amended 2016 Plan”), to increase the authorized shares of common stock available for awards under the Amended 2016 Plan.

The Amended 2016 Plan previously had been approved, subject to stockholder approval, by the Board of Directors of the Company (the “Board”). The Amended 2016 Plan became effective immediately upon stockholder approval at the Annual Meeting.

A more detailed summary of the material features of the Amended 2016 Plan is set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 29, 2022 (the “Proxy Statement”). That summary and the foregoing description are qualified in their entirety by reference to the text of the Amended 2016 Plan, which is attached as Appendix A to the Proxy Statement.

 Item 5.07  Submission of Matters to a Vote of Security Holders.

On June 28, 2022, Monopar Therapeutics, Inc. (the “Company”) held its Annual Meeting. A total of 12,621,591.614 shares of the Company’s common stock were entitled to vote as of May 2, 2022, the record date for the Annual Meeting, of which 10,091,324.602 shares were represented in person or by proxy at the Annual Meeting. At the Annual Meeting, the stockholders of the Company voted on the following proposals:

(1) the election of five directors, to serve as directors until the Company’s next annual meeting of stockholders or until their respective successors are duly elected and qualified;

(2) the ratification of the selection of BPM LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022; and

(3) to approve an amendment to the 2016 Stock Incentive Plan to increase the authorized shares of common stock available for awards thereunder.

Proposal 1 – Election of Directors

At the Annual Meeting, the voting results with respect to the proposal for the election of directors, included in the Company’s Proxy Statement on Schedule 14A for the Annual Meeting, were as follows:

Director	For	Withheld	Broker Non-Votes
Christopher M. Starr, Ph.D.	9,053,461.202	24,571.500	1,013,291.900
Chandler D. Robinson, MD MBA MSc	9,053,411.502	24,621.200	1,013,291.900
Michael J. Brown, MSc	8,927,306.202	150,726.500	1,013,291.900
Raymond W. Anderson, MBA	8,939,612.202	138,420.500	1,013,291.900
Arthur J. Klausner, MBA	8,790,428.202	287,604.500	1,013,291.900

Accordingly, each of the foregoing persons was elected as a director at the Annual Meeting.

Proposal 2 – Ratification of Selection of Independent Registered Public Accounting Firm

The voting results with respect to the proposal to ratify the selection of BPM LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2022, were as follows:

For	Against	Abstain	Broker Non-Votes
10,068,930.802	16,011.100	6,382.700	N/A

Accordingly, the Company’s stockholders ratified the selection of BPM LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2022.

Proposal 3 – Approve an Amendment to the 2016 Stock Incentive Plan

The voting results with respect to the approval an amendment to the 2016 Stock Incentive Plan to increase the authorized shares of common stock available for awards thereunder are as follows:

For	Against	Abstain	Broker Non-Votes
8,701,878.230	365,873.472	10,281	1,013,291.900

Accordingly, the Company’s stockholders approved the amendment to the 2016 Stock Incentive Plan to increase the authorized shares of common stock available for awards.

No other matters were submitted to a vote of stockholders at the Annual Meeting.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Monopar Therapeutics Inc.

Date: June 30, 2022	By:	/s/ Kim R. Tsuchimoto
	Name:	Kim R. Tsuchimoto
	Title:	Chief Financial Officer, Secretary and Treasurer

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